FAT BRANDS

FRESH. AUTHENTIC. TASTY.

FY 2019 - EARNINGS SUPPLEMENT
04.27.2020

HURRICANE GRILL & WINGS | FATBURGER | Buffalo's | ELEVATION BURGER | PONDEROSA STEAKHOUSE / BONANZA STEAKHOUSE | YALLA mediterranean



FATBURGER
THANK YOU!
FATBURGER


ELEVATION
IMPOSSIBLE



LEGAL DISCLAIMER

This earnings supplement of FAT Brands Inc. ("us", "our" or the "Company") contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the future financial and operating results of the Company, our future acquisitions and strategic initiatives, and our re-franchising and development pipeline. Forward-looking statements reflect our expectations concerning the future. It is possible that our future performance may differ materially from current expectations expressed in these forward-looking statements. Forward-looking statements are subject to significant business, economic and competitive risks, uncertainties and contingencies including, but not limited to, the impact of the current novel coronavirus pandemic, many of which are difficult to predict and beyond our control, which could cause our actual results to differ materially from the results expressed or implied in such forward-looking statements. We refer you to the documents we file from time to time with the Securities and Exchange Commission, such as our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties that could cause our actual results to differ materially from our current expectations and from the forward-looking statements contained in this earnings supplement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this earnings supplement.

FINANCING UPDATE

Successfully closed $40MM whole-business securitization in March 2020, with weighted-average cost of capital of 7.75% for the Series 2020-1 Fixed Rate Asset-Backed Notes

Reduces total weighted-average cost of capital ***to 8.49%*** ▼	*Net interest expense decreases by nearly* ***$2 million per year*** ▼	*Accordion feature to support* ***acquisition growth strategy*** ▲	***Preferred Stock Offering*** ▲

COVID-19 UPDATE

Taking action in order to ensure the physical and financial health of franchisees, their employees and customers as we focus on off-premise, and prepare locations for re-opening

Providing guidance on ***CARES Act PPP and SBA EIDL loans***

Advising negotiation of ***3-month deferral on rent***
(pay when they get their loans)

Negotiated ***180-day terms with suppliers,*** *like Sysco and US Foods,* ***to improve cash flow***

Focus on driving off-premise dining ***through marketing and improved operations***

Additional safety and distancing measures implemented ***at store level***

Prepared advertising campaigns for ***re-opening***

The company believes it has adequate liquidity to navigate through the Covid-19 pandemic

FINANCIAL YEAR 2019
HIGHLIGHTS



Fatburger
FAT BRANDS
FRESH. AUTHENTIC. TASTY.

FY 2019 HIGHLIGHTS


-0.7% SSS Growth[1]
System-Wide
0.92% SSS Growth[2]
Excl. Ponderosa & Bonanza Steakhouses[2]


4.0% YoY
System-Wide Sales Growth[3]


$394MM
System-Wide Sales[3]


374 Restaurants
w/ 24 New Store Openings
in FY 2019[4]


$7.7MM Adj. EBITDA[5]


41.7% Adj. EBITDA Margin[6]

1. System-wide same-store sales decline of 0.7% including Ponderosa & Bonanaza Steakhouses.
2. Same-store sales (SSS) growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open for at least one full fiscal year regardless of whether the brand during the prior measurement period was owned by FAT Brands or a predecessor. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Thus, we do not include stores in the comparable base until they have been open for at least one full fiscal year.
3. System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.
4. New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results.
5. EBITDA, a non-GAAP measure, is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA, a non-GAAP measure, is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising restaurant costs and expenses, net of revenue, gains from refranchising of restaurants, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.
6. Adjusted EBITDA Margin represents adjusted EBITDA as a percentage of total revenue excluding advertising fees.

FY 2019 HIGHLIGHTS

Royalties



$15MM
$14MM
$13MM
$12MM
$11MM
$10MM
$12.1MM
23.1% Increase
$14.9MM
FY 2018
FY 2019

Total Revenue



$23MM
$21MM
$19MM
$17MM
$15MM
$17.8MM
26.2% Increase
$22.5MM
FY 2018
FY 2019

Adj. EBITDA[1]



$8MM
$7MM
$6MM
$5MM
$4MM
$5.0MM
54.2% Increase
$7.7MM
FY 2018
FY 2019

Adj. EBITDA Margin[2]



44%
42%
40%
38%
36%
34%
32%
30%
33.9%
775bps Increase
41.7%
FY 2018
FY 2019

1. EBITDA, a non-GAAP measure, is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA, a non-GAAP measure, is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising restaurant costs and expenses, net of revenue, gains from refranchising of restaurants, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.
2. Adjusted EBITDA Margin represents adjusted EBITDA as a percentage of total revenue excluding advertising fees.

SCALABLE PLATFORM GROWTH

Continued to grow platform while maintaining cost controls and realizing synergies from acquisitions



Store Count
400
375
350
325
300
275
250
286
341
374
FY 2017
FY 2018
FY 2019



Total Costs & Expenses as % of Revenue[1]
100%
95%
90%
85%
80%
75%
70%
65%
60%
55%
50%
97.7%
70.6%
62.4%
FY 2017
FY 2018
FY 2019

1. Represents Total Revenue excluding Advertising Fees and Total Costs and Expenses excluding Advertising Expenses

PLATFORM HIGHLIGHTS[1]

4 Continents	**195 Franchisees**
31 Countries	**60 Multi-Unit Franchisees**
28 U.S. States	**374 Restaurants**

200+ Unit Development Pipeline

FAT BRANDS — FRESH. AUTHENTIC. TASTY.



1. As of 12/29/2019.

SUCCESSFUL EXECUTIONS

Acquired Elevation Burger in 2019 and integrated into FAT Brands platform.

- Increased FAT Brands store count by 44 locations
- Improved franchisee sentiment. Franchisees are excited to be a part of FAT Brands, have a renewed focus on their businesses, and are now receiving the operational and marketing support they need to succeed.
- Optimized supply chain and integrated into the FAT Brands platform
- Scaled third party delivery across all locations
- Re-introduced brand-level marketing and advertising fund
- Simplified menu and enhanced offerings
- Introduced plant-based-proteins

Since acquiring Hurricane in 2018, successfully reversed negative SSS trend in 2019

- SSS growth of positive 6.4% in FY 2019 and positive 8.3% in Q4 2019
- Negative SSS trends (-4%) in 2018
- Improved franchisee sentiment. Franchisees are excited to be a part of FAT Brands, have a renewed focus on their businesses, and are now receiving the operational and marketing support they need to succeed.
- Optimized supply chain and integrated into the FAT Brands platform
- Scaled third party delivery across all locations
- Re-focused the brand marketing fund and restarted television advertising campaigns
- Simplified menu and enhanced offerings
- Introduced plant-based-proteins

Q4 2019

HIGHLIGHTS


FAT BRANDS
FRESH. AUTHENTIC. TASTY.

Q4 2019 HIGHLIGHTS


-0.6% SSS Growth[1]


8.1% YoY
System-Wide Sales Growth[2]


$96.5MM
System-Wide Sales[2]


5 New Store Openings[3]


$1.8MM Adj. EBITDA[4]


42.1% Adj. EBITDA Margin[5]

1. Same-store sales (SSS) growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open for at least one full fiscal year regardless of whether the brand during the prior measurement period was owned by FAT Brands or a predecessor. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Thus, we do not include stores in the comparable base until they have been open for at least one full fiscal year.
2. System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.
3. New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results.
4. EBITDA, a non-GAAP measure, is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA, a non-GAAP measure, is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising restaurant costs and expenses, net of revenue, gains from refranchising of restaurants, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.
5. Adjusted EBITDA Margin represents adjusted EBITDA as a percentage of total revenue excluding advertising fees.

Q4 2019 HIGHLIGHTS

Royalties



$4.0MM
$3.8MM
$3.5MM
$3.3MM
$3.0MM
$3.3MM
16.3% Increase
$3.8MM
Q4 2018
Q4 2019

Total Revenue



$5.5MM
$5.0MM
$4.5MM
$4.0MM
$4.5MM
17.3% Increase
$5.3MM
Q4 2018
Q4 2019

Adj. EBITDA[1]



$2.0MM
$1.5MM
$1.0MM
$0.5MM
$0.7MM
148% Increase
$1.8MM
Q4 2018
Q4 2019

Adj. EBITDA Margin[2]



45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
20.6%
2,155bps Increase
42.1%
Q4 2018
Q4 2019

1. EBITDA, a non-GAAP measure, is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA, a non-GAAP measure, is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising restaurant costs and expenses, net of revenue, gains from refranchising of restaurants, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.
2. Adjusted EBITDA Margin represents adjusted EBITDA as a percentage of total revenue excluding advertising fees.

KEY STRATEGIC INITIATIVES


FATBURGER

FAT BRANDS
FRESH. AUTHENTIC. TASTY.

KEY STRATEGIC INITIATIVES - 2019 RESULTS

Initiatives designed to drive sales and traffic growth across brands.

Third Party Delivery & Virtual Kitchens

- Ended 2019 with 27 virtual kitchens across the Fatburger brand; expanding across remaining Fast Casual and Casual Dining FAT brands concepts in 2020
- Successfully implemented third party delivery through enterprise partnerships with the big 4 (UberEATS, GrubHub, DoorDash, Postmates) third-party delivery providers across all FAT Brands.

Cross-Selling and Co-Branding Program

- Focus on leveraging strong network of 195 franchisees to cross-sell brands
- Co-branded locations continue to show improved store-level economics, with avg. AUV increase of 20-30%
- 87 co-branded Fatburger & Buffalo's locations YE 2019

Capex Remodel & Refresh

- 9 locations re-modeled in 2019
- Co-branding and virtual kitchen back of house upgrades

Menu Innovation

- Continued focus on expanding plant-based proteins and vegan offerings (Impossible Burger, Craig's Vegan Ice Cream, and Daiya vegan cheese) across FAT Brands restaurant concepts

KEY STRATEGIC INITIATIVES - 2020

Third Party Delivery & Virtual Kitchens

- Two ghost kitchens currently open with plans to open an additional 3 in 2020 and 6 in 2021
- Expanding native online ordering and white glove delivery across all FAT Brands
- Continue to add virtual kitchens for all brands to existing locations where possible


HURRICANE
GRILL & WINGS
Live with Flavor
HURRICANE
2GO


FREE
Delivery
by POSTMATES


FATBURGER
THANK YOU!
FATBURGER.COM/FEEDBACK
FATBURGER
Since 1952

KEY STRATEGIC INITIATIVES - 2020

Cross-Selling and Co-Branding Program

- Plans to open first Elevation & Hurricane co-brand location in Q3 2020
- 7 new Co-branded Fatburger & Buffalo's units YTD 2020
- 20 additional planned Co-branded Fatburger & Buffalo's units in 2020



FATBURGER
Buffalo's
ELEVATION
HURRICANE
HURRICANE GRILL & WINGS
FATBURGER
PICK-UP

KEY STRATEGIC INITIATIVES - 2020

CAPEX Remodel

- Franchisees taking advantage of COVID-19 related in-store traffic limitations to upgrade dining rooms ahead of re-opening
- 10 locations planned for remodel in 2020
- Back of house CAPEX focused on virtual kitchens


TRIPLE KING (XXXL) CHALLENGE
Wall of Fame
FATBURGER
Buffalo's

Menu Innovation

- Continued focus on expanding plant-based proteins and vegan offerings (Impossible Burger, Craig's Vegan Ice Cream, and Daiya vegan cheese) across FAT Brands restaurant concepts
- Leveraging the cross-utilization of existing ingredients and product offerings through the continued expansion of virtual restaurants across FAT Brands restaurant concepts
- Innovative adaptations to COVID 19 market-place conditions (e.g. selling alcohol via take-out and delivery in Casual Dining brands, etc.,)


EAT, DRINK & BE HAPPY
FAMILY MEALS FOR 2
BONE-IN WINGS starting at 29.99
BONELESS WINGS starting at 26.99
BONE-IN/BONELESS WING COMBO starting at 28.99
CHICKEN TENDERS starting at 19.99
FAJITA RICE BOWL starting at 22.99
HALF POUND CHEESE BURGERS starting at 18.49
Contact your LOCAL HURRICANE for EXACT PRICING
CHOOSE ANY OF THE FAMILY MEAL OPTIONS TO SATISFY YOUR CREW.
FAMILY MEALS FOR 4
HURRICANE CHICKEN SALAD starting at 20.99
BONE-IN WINGS starting at 59.99
BONELESS WINGS starting at 53.99
BONE-IN/BONELESS WING COMBO starting at 57.99
CHICKEN TENDERS starting at 39.99
FAJITA RICE BOWL starting at 45.99
HALF POUND CHEESE BURGERS starting at 36.99
ASK YOUR LOCAL HURRICANE GRILL & WINGS
ABOUT OUR PEPSI, ICED TEA & ALCOHOL TO-GO OPTIONS.


TRY THE IMPOSSIBLE BURGER.
MEAT FROM PLANTS. WHOA.
TRY IT TODAY $9.50
ADD A PATTY FOR $3.50
IMPOSSIBLE


Sunday BRUNCH
10AM – 2PM
BONANZA STEAKHOUSE


Craig's
100% Vegan deliciousness.
Made with premium cashews.
VEGAN MILKSHAKES
Vanilla
FATBURGER
Strawberry


elevationburger
IMPOSSIBLE

BONANZA STEAKHOUSE
PONDEROSA STEAKHOUSE

Key Brand Initiatives

- Now offering Family Pack for four to-go
- Rationalize menu to move proteins to à la carte
- Significantly increase marketing initiatives and campaigns



DEAL of the WEEK
20 SIGNATURE WINGS & STEAK FRIES
ENJOY OUR SIGNATURE BONE-IN WINGS COOKED TO ORDER AND SERVED WITH STEAK FRIES AND YOUR CHOICE OF RANCH OR BLEU CHEESE DRESSING.
$18.99
Valid on takeout or pick-up only. Not valid on third party delivery. Not valid with any other coupons, discounts or offers. Valid at the Ponderosa Steakhouse in Hillsboro, Ohio location only. Expires 4/30/20.
Open for CURBSIDE PICKUP & DELIVERY
Not available for third party delivery.
Let us do the cooking this
MOTHER'S DAY
BONANZA
ENTREES
ENTREES INCLUDE GARDEN SALAD & POTATO
ADD OUR BUFFET FOR $5.25
STEAKS
7oz Top Sirloin 330 cal $11.29
10oz Top Sirloin 450 cal $14.29
Sizzlin Sirloin Tips 540 cal $10.29
Sizzlin 6oz Sirloin 440 cal $9.29
12oz Ribeye 540 cal $17.29
Chopped Steak 430 cal $9.29
16oz Porterhouse 960 cal $19.29
RIBS
HONEY BBQ BABY BACK Full Rack 1020 cal $18.29
Half Rack 660 cal $12.29
BONELESS COUNTRY 3 piece 660 cal $8.99
5 piece 1020 cal $10.99
CHICKEN
Honey BBQ Chicken 620 cal $9.79
Chicken Monterey 770 cal $9.79
Grilled Chicken Breast 180 cal $9.79
SEAFOOD
Coconut Shrimp 650 cal $10.99
Breaded Shrimp (10pc) 400 cal $10.99
Grilled Shrimp (16pc) 800 cal $10.99
Atlantic Cod 500 cal $10.29
Grilled Citrus Salmon 440 cal $13.99
PERFECT PAIRINGS
Steak & Grilled or Breaded Shrimp 770 cal $13.99
Steak & Coconut Shrimp 695 cal $13.99
Steak & Chicken Monterey 1140 cal $13.99
FAMILY PACK -for- 4 TO-GO
Starting at $25
CALL TO ORDER
276-889-3621
BONANZA STEAKHOUSE

RE-FRANCHISING PROGRAM

Re-franchising program augments royalty and franchise fee revenue streams by re-selling franchised and company-owned locations (inherited from acquisitions) to new and existing franchisees

Re-Franchising Program

- Re-franchised 6 locations in 2019
- Drives re-modeling of stores and executions of new franchise agreements

DEVELOPMENT PIPELINE

Robust Development Pipeline

- Development pipeline of over 200 new unit commitments at 12/29/2019
- Pipeline includes strong international demand for ownership of US locations

2020 New Store Openings

- 11 new stores opened in 2020 to date
- Total of 25-40 planned new store openings in FY 2020

APPENDIX


FATBURGER
Since 1952

FAT BRANDS
FRESH. AUTHENTIC. TASTY.

DEFINITIONS

"EBITDA," a non-GAAP measure,is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP.

"Adjusted EBITDA," a non-GAAP measure, is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising restaurant costs and expenses, net of revenue, gains from refranchising of restaurants, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

"Same-store sales" or "SSS" a non-GAAP measure, reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open for at least one full fiscal year regardless of whether the brand during the prior measurement period was owned by FAT Brands or a predecessor. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Thus, we do not include stores in the comparable base until they have been open for at least one full fiscal year.

"System-wide sales," a non-GAAP measure, reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.

INCOME STATEMENT

FAT Brands Inc. Consolidated Statements of Operations

	13 weeks ended		52 weeks ended	
(in thousands)	**December 29, 2019**	**December 30, 2018**	**December 29, 2019**	**December 30, 2018**
Revenue				
Royalties	$ 3,831	$ 3,295	$ 14,895	$ 12,097
Franchise fees	855	95	3,433	2,136
Store opening fees	(399)	148	-	352
Advertising fees	952	918	4,111	3,182
Other income	13	21	66	67
Total revenue	5,252	4,477	22,505	17,834
Costs and expenses				
General and administrative expenses	2,766	3,133	11,472	10,349
Advertising expense	952	918	4,111	3,182
Refranchising loss	1,070	67	219	67
Total costs and expenses	4,788	4,118	15,802	13,598
Income from operations	464	359	6,703	4,236
Other expense				
Interest expense, net	(1,173)	(2,828)	(6,530)	(4,770)
Other income (expense), net	13	(991)	(681)	(1,539)
Total other expense, net	(1,160)	(3,819)	(7,211)	(6,309)
Loss before income tax expense (benefit)	(696)	(3,460)	(508)	(2,073)
Income tax expense (benefit)	257	(770)	510	(275)
Net loss	$ (953)	$ (2,690)	$ (1,018)	$ (1,798)
Basic and Diluted Loss per Share	$ (0.08)	$ (0.23)	$ (0.09)	$ (0.16)

BALANCE SHEET

FAT Brands Inc. Consolidated Balance Sheet as of December 29, 2019

(in thousands)		**As of December 29, 2019**
Cash	$	25
Total assets	$	82,550
Total liabilities	$	77,172
Total stockholders' equity	$	5,378

EBITDA & ADJUSTED EBITDA RECONCILIATION

FAT Brands Inc. Consolidated EBITDA and Adjusted EBITDA Reconciliation

	13 weeks ended		52 weeks ended	
	December 29, 2019	December 30, 2018	December 29, 2019	December 30, 2018
(in thousands)				
Net loss	$ (953)	$ (2,690)	$ (1,018)	$ (1,798)
Interest expense, net	1,173	2,828	6,530	4,770
Income tax expense (benefit)	257	(770)	510	(275)
Depreciation and amortization expense	249	165	785	358
EBITDA	726	(467)	6,807	3,055
Share-based compensation	44	69	262	439
Non-cash lease expenses (1)	17	-	174	-
Acquisition costs	(46)	1,063	201	1,408
Refranchising loss	1,070	67	219	67
Adjusted EBITDA	$ 1,811	$ 732	$ 7,663	$ 4,969

(1) Includes non-cash lease expense costs related to new lease accounting standards

CONTACT

INVESTOR RELATIONS:

ICR
ALEXIS TESSIER
IR-FATBRANDS@ICRINC.COM
203-682-8286

MEDIA RELATIONS:

JCONNELLY
GABRIELLA DAIDONE
GDAIDONE@JCONNELLY.COM
973-850-7343

FAT BRANDS
FRESH. AUTHENTIC. TASTY.